MIMBRES VALLEY FARMERS ASSOCIATION, INC.
                               811 South Platinum
                            Deming, New Mexico 88030
                                 (505) 546-2769


                              --------------------

                                 PROXY STATEMENT

                              --------------------


                                  INTRODUCTION

     The Board of Directors (the "Board") of Mimbres Valley Farmers Association, Inc., a New Mexico Corporation (the "Company"), is furnishing you this Proxy Statement and soliciting your proxy in connection with the Annual Meeting of Shareholders to be held at 811 S. Platinum, Deming, New Mexico 88030, on January 10, 2001, at 10:00 a.m. or at any adjournments thereof, for the purposes stated in the enclosed Notice of Annual Meeting (the "Notice"). The Company is mailing the proxy materials on or about December 18, 2000 to holders of shares of Common Stock of the Company of record at the close of business on November 21, 2000, (the "Record Date").

     At the close of business on the Record Date, the Company had 13,776 shares of Common Stock outstanding. The Company does not know of any person who owns 5% or more of the common stock as of the Record Date.

     To simplify the language in this document, the "Company" means Mimbres Valley Farmers Association, Inc., and "you" means the Stockholder, and the person or entity that signs the Proxy.

     The Company will bear the cost of soliciting the proxies. In addition to the use of the mail, the Company's officers and directors or their representatives may solicit proxies by personal interview, telephone or telegraph. The Company has no plans or arrangements to use a paid proxy solicitor in connection with the solicitation of proxies.

VOTING  AND  VOTE  REQUIRED

     Each share of Common Stock outstanding at the Record Date is entitled to one vote on each matter of business to be considered at the Annual Meeting. In accordance with the Company's Bylaws, the presence, either in person or by properly executed proxy, of the holders of record of thirty-three and one-third per cent (33 and 1/3%) of the voting power of the issued and outstanding Common Stock who are entitled to vote, will constitute a quorum at the Annual Meeting.

     If you properly sign and return the enclosed proxy to the Company in time to be voted at the Annual Meeting, your shares will be voted as you specify on the proxy, unless you properly revoke the proxy prior to or at the beginning of the Annual Meeting as described below. If you do not make any specification in your proxy as to any one or more of the proposals, the shares represented by your proxy will be voted for the election of the nominees for directors named below, for the approval and ratification of the appointment of the independent auditors and, with respect to any other matters that may come before the Annual Meeting, at the discretion of the proxy holders.

     You may revoke your proxy at any time prior to its exercise by (i) attending the Annual Meeting and voting in person, (ii) duly executing and delivering a proxy bearing a later date, or (iii) sending a written notice of revocation to the Secretary of the Company at the Company's principal executive offices.

     The Board will duly appoint certain individuals to act as inspectors of election for the Annual Meeting. The inspectors of election will tabulate all of the votes cast at the Annual Meeting. The inspectors of election for the Annual Meeting will treat shares of Common Stock represented by a properly signed and returned proxy as present at the Annual Meeting for purposes of determining a quorum, without regard as to whether the proxy is marked as casting a vote or abstaining. Likewise, the inspectors of election will treat shares of Common Stock represented by "broker non-votes" as present for purposes of determining a quorum. "Broker non-votes" are proxies with respect to shares held in record name by brokers or nominees, as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote, (ii) the broker or nominee does not have discretionary voting power under applicable national securities exchange rules or the instrument under which it serves in such capacity, and/or (iii) the record holder has indicated on the proxy card or otherwise notified the Company that it does not have authority to vote such shares on that matter.

     The election of each of the directors as presented in Proposal 1 requires an affirmative vote of a majority of the votes cast, in person or by proxy, at the Annual Meeting. Accordingly, abstentions and broker non-votes in the election of Directors will not affect the election of the nominees receiving the majority of votes. The approval and ratification of the independent auditors as presented in Proposal 2 requires the affirmative vote of the holders of a majority of the voting power of the issued and outstanding Common Stock, present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions and broker non-votes as to Proposal 1 will have the same effect as a vote against the Proposal.

     If any matters other than those stated in the Notice are properly presented at the Annual Meeting for consideration, the persons named in the relevant form of proxy enclosed herewith and acting thereunder will have the discretion to vote on such matters in accordance with their best judgment, unless the proxy indicates otherwise. The Company does not have any knowledge of any matters to be presented for the vote by the Shareholders of the Company at the Annual Meeting, other than those matters this Proxy Statement refers to and describes.


                            COMMON STOCK OWNERSHIP OF
                        DIRECTORS AND EXECUTIVE OFFICERS


     The following table sets forth information, as of December 18, 2000, concerning the Common Stock beneficially owned by each Director, nominee for Director of the Company, and each Executive Officer of the Company. There is no person or group (as the term is used in Section 13(d)(3) of the Securities Exchange Act) who is known to the Company to be the beneficial owner of more than five percent of the Company's common stock ($25 par value), which is the only class of the Company's voting securities.

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                                                          PER CENT OF ISSUED AND
NAME AND ADDRESS            AMOUNT AND NATURE OF            OUTSTANDING COMMON
BENEFICIAL OWNER         BENEFICIAL OWNERSHIP(1)(2)      STOCK BENEFICIALLY HELD
-----------------        --------------------------      -----------------------

Leone  Anderson
     P.O.  Box  175
     Deming, N.M. 88030              11 shares (3)         *

Jim  T.  Hyatt
     11850 Uvas Valley Rd. N.E.
     Deming, N.M. 88031              28 shares             *
                                    286 shares (4)         2.08%

William R. Johnson, III
     P.O.  Box  468
     Columbus, N.M. 88029          55.5 shares             *

James  E.  Keeler
     125 Solana Rd. S.W.
     Deming, N.M. 88030             240 shares             1.74%

William C. Shattuck(5)
     110  N.  Gold
     Deming, N.M. 88030               4 shares             *

Shelby Phillips, III
     P.O.  Box  2089
     Deming, N.M. 88031             328 shares             2.38%
                                     15 shares (6)         *

Douglas Tharp
     1615 Solana Road S.W.
     Deming, N.M. 88030             240 shares (6)         1.74%

Janet Robinson (7)                    0 shares             *
     P.O. Box 2247
     Deming, N.M. 88031

All directors and executive officers   1207.5 shares

-------------------
     *Less  than  one  percent

(1) There are no shares with respect to which any person listed on this table has the right to acquire beneficial ownership as specified in Rules
     13d-3(d)(1)  of  the  Securities  Exchange  Act  of  1934.
(2) Unless otherwise indicated, each person listed has sole voting and investment power over all shares.
(3) Ms. Anderson has joint voting and investment power over these shares with her daughter.
(4) Mr. Hyatt holds these shares with shared voting and investment power which arises through interests in a partnership and a corporation that are owners of record.
(5)  Mr. Gary Shiflett resigned as a director of the Company effective September
     10, 2000, and     Mr. Shattuck was named to fill the interim vacancy.

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(6)  Mr.  Tharp and Mr. Phillips have joint voting and investment power over the shares  with  their  spouses.
(7)  Janet  Robinson  is  the  principal  accounting  officer of the Company.


                              ELECTION OF DIRECTORS
                                (PROPOSAL NO.  1)


     The Company's Articles of Incorporation provide that its Board of Directors shall consist of not less than five stockholders to be elected at the annual meeting to be provided for by the by-laws. The by-laws of the Company currently fix the number at seven. Management has nominated the seven persons named and described below to stand for election at the 2000 Annual Meeting for one-year terms or until their successors are elected and qualified.

     The shares represented by the accompanying proxy will be voted to elect the seven nominees shown below for election unless authority to do so is withheld. Each nominee has agreed to his or her nomination and has agreed to serve if elected. Should any nominee become unavailable for election, the proxies will be voted for the election of such other person as may be recommended by the Board in place of such nominee.

                                                         DIRECTOR        TERM
NAME                   AGE        POSITION               SINCE           EXPIRES
----                   ---        --------               -----           -------

Jim  T.  Hyatt          47        Director               1993             2000

William  R.
   Johnson, III         49        Director and Vice
                                    President            1993             2000

Shelby Phillips, III    58        Chairman  Of  The
                                    Board,  Chief
                                    Executive Officer,
                                    General  Manager     1999             2000

William C. Shattuck     40        Director               2000             2000*

Leone Anderson          67        Director  and
                                    Secretary-
                                    Treasurer            1997             2000

James E. Keeler         66        Director               1968             2000

Douglas  Tharp          79        Director               1973             2000

-----------------

     *Gary Shiflett was a director of the Company from February 28, 1997 until September 10, 2000, when he resigned. His occupation for last five years was farming. William C. Shattuck was named to fill the vacancy for Mr. Shiflett's unexpired term. Mr. Shattuck has for the last five years been engaged in the appliance and furniture store business in Deming.

     Jim T. Hyatt has been a director of the Company since 1993. His occupation for the last five years has been ranching. He is a partner in Hyatt & Hyatt, a general partnership, and president of Quartzite, Inc. Both Hyatt & Hyatt and Quartzite, Inc. are ranching businesses.

     William R. Johnson, III, has been a director of the Company since 1993 and Vice President since earlier in the year 2000. His occupation for the last five years has been farming and ranching. He is a partner in W. R. Johnson and Sons, a general partnership in the business of farming and ranching, and a director of Carzalia Valley Gin, Inc., a corporation involved in processing of agricultural products.

     Leone Anderson has been a director of the Company since September 23, 1997. She is a retired school teacher whose family has been active in farming in Luna County.

     James E. Keeler has been a director of the Company since 1968. His occupation for the last five years has been farming and the operation of a produce business.

     Douglas Tharp has been a director of the Company since 1973. Mr. Tharp has been employed for the past five years as manager of a cotton warehouse in Deming, and as the owner and operator of Deming Auction Service.

     Shelby Phillips, III has been a director of the Company since February 1999 and Chairman of the Board, Chief Executive Officer and General Manager since May, 2000. Mr. Phillips is the President of Adobe Developers, Inc., a real estate development business and owner of Casa Blanca Cow Camp, a business specializing in outdoor ranch cookouts. His principal occupation for the last five years has been farming and ranching.

     The Board meets on a regularly scheduled basis during its fiscal year to review significant developments affecting the Company and to act on matters requiring Board approval. It also holds special meetings when an important matter requires Board action between scheduled meetings. During the fiscal year ended June 30, 2000, the Board held 12 regularly scheduled meetings. None of the directors attended less than 75% of the meetings held during the last fiscal year. The Board has not established standing audit, nominating or compensation committee.

     No director or officer of the Company is an adverse party or has a material interest adverse to the Company in any material transaction or any pending legal proceedings. No director of the Company holds a directorship in any other company with a class of stock registered under the Securities Exchange Act of 1934 or any company registered as an investment company.

COMPENSATION  OF  EXECUTIVE  OFFICERS

     The following table sets forth compensation paid during each of the last three fiscal years to each of the Company's present General Manager and Chief Executive Officer Shelby Phillips, III, Dean Stovall, the Company's former General Manager and Chief Executive Officer, and Mr. Gary S. Carter, Mr. Stovall's predecessor in the same office. These gentlemen are the Company's only "highly compensated executive officers" for the period in question as that term is used in Item 402 (a) of Regulation S-B under the Securities Exchange Act of 1934. Mr. Carter resigned as General Manager and Chief Executive Officer of the Company on December 31, 1998. Mr. Stovall resigned as General Manager and Chief Executive Officer of the Company on May 12, 2000. Mr. Phillips assumed that role on May 12, 2000. No other officer or employee received total compensation (i.e. salary and bonus) in excess of $100,000 in any of the Company's past three fiscal years.

                           SUMMARY COMPENSATION TABLE

NAME AND PRINCIPAL           FISCAL                               OTHER ANNUAL
POSITION                      YEAR      SALARY       BONUS       COMPENSATION*
--------                      ----      ------       -----       -------------

Shelby  Phillips,  III,       2000     $ 7,206       n.a.          n.a.
General  Manager and          1999        n.a.       n.a.          n.a.
Chief Executive Officer       1998        n.a.       n.a.          n.a.

Dean  Stovall,                2000     $22,162.25    n.a.          n.a.
Former  General  Manager      1999     $55,000       n.a.          n.a
and Chief Executive Officer   1998        n.a.       n.a.          n.a.

Gary  S.  Carter,             1999        n.a.       n.a.          n.a.
Former  General  Manager      1998     $60,000       n.a.          n.a.
and Chief Executive Officer   1997     $18,461       n.a.          n.a.

-----------------
* The Company has no bonus, stock option, stock bonus, stock appreciation rights or long term incentive plans or agreements, or equity based or incentive option plans or agreements.

COMPENSATION  OF  DIRECTORS

     Directors of the Company receive the sum of $100 per month, and no other compensation.

SECTION  16(A)  BENEFICIAL  OWNERSHIP  REPORTING  COMPLIANCE

     Section 16(a) of the Securities and Exchange Act of 1934 requires the Company's directors and executive officers, and persons who beneficially own more than 10% of the Company's stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission. Executive officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based on a review of the copies of these reports furnished to the Company, there were no late initial reports of ownership. There were no reportable transactions to report on Form 4 or 5.

                       APPOINTMENT OF INDEPENDENT AUDITORS
                                (PROPOSAL NO.  2)

     On June 26, 1998, the Company engaged Torres, Jones & Company, PC, now Jones & Company ("Jones & Company"), as the independent accountants to audit the Company's financial statements. The stockholders ratified the appointment by the Board of Directors as the independent auditors of the Company at the Annual Meeting of the Stockholders on October 21, 1998 and appointed Jones & Company for another term the following year on October 27, 1999.

     Subject to stockholder ratification, the Board of Directors has again appointed Jones & Company as independent auditors of the Company. The Company determined that Jones & Company provided the best overall service at a reasonable cost. If the Shareholders do not ratify this appointment, the Board will consider other independent auditors. A representative of Jones & Company will be present at the Annual Meeting, will have an opportunity to make a statement if he desires to do so, and will be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL AND RATIFICATION OF THE APPOINTMENT OF JONES & COMPANY AS INDEPENDENT AUDITORS OF THE COMPANY.

                                  OTHER MATTERS

STOCKHOLDER  PROPOSALS  FOR  2001  ANNUAL  MEETING

     Any proposals of Shareholders intended to be presented at the Company's 2001 Annual Meeting of Shareholders must be received at the Company's principal executive offices by no later than June 15, 2001, if such proposal is to be considered eligible for inclusion in the Company's proxy statement for that meeting. With respect to proxies received by the Company's management for the 2001 Annual Meeting, Management may exercise its discretionary voting authority on any stockholder proposal that is received at the Company's principal executive offices after August 31, 2001.

INCORPORATION  OF  FORM  10-KSB  BY  REFERENCE

     The Company's 2000 Annual Report on Form 10-KSB, which is attached, is incorporated into this proxy statement by reference.

OTHER  BUSINESS

     At the date of this Proxy Statement, the Board is not informed of any matters, other than those stated above, that may be considered at the Annual Meeting. However, if any other matters shall properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the proxy in accordance with their best judgment on such matters.

     Directions to the site of this year's Annual Meeting, at 811 South Platinum, Deming, New Mexico, can be obtained by contacting the Company at its principal executive offices or at (505) 546-2769.

                                        By Order of the Board of Directors
                                        Shelby  Phillips,  III,
                                        Chairman
                                        Deming,  New  Mexico

                                     PROXY
                  SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                    MIMBRES VALLEY FARMERS ASSOCIATION, INC.

The undersigned hereby constitutes and appoints James E. Keeler and Shelby Phillips, or either of them, with full power of substitution, as Proxies to vote all shares of Common Stock of Mimbres Valley Farmers Association, Inc. (the "Company") which the undersigned may be entitled to vote at the Annual Meeting of the Shareholders of the Company to be held on January 10, 2001, and at any and all adjournments thereof, for the following purposes (as described in the Proxy Statement):

The Board of Directors strongly urges that you vote to elect the following Director nominees, to approve and ratify the selection of independent auditors and to grant discretionary authority as set forth below:

1.   ELECTION OF DIRECTORS

            ___FOR all nominees listed           ___WITHHOLD AUTHORITY
                   below (except as                     to vote for all nominees
                   marked to the contrary)              listed  below

     INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME IN THE LIST BELOW.

     Shelby Phillips III    James Keeler    William R. Johnson III    Doug Tharp
     William C. Shattuck    Jim Hyatt       Leone Anderson

2.   FOR____ AGAINST____ ABSTAIN            APPROVAL   AND   RATIFICATION   OF
                                            APPOINTMENT  OF  JONES  & COMPANY AS
                                            INDEPENDENT AUDITORS OF THE COMPANY.

3.   GRANTED___ WITHHELD____                In their discretion, the Proxies are
                                            authorized  to  vote upon such other
                                            business as may properly come before
                                            the meeting.

     PLEASE  PROMPTLY  MARK,  DATE,  SIGN  AND  RETURN IN THE ENCLOSED ENVELOPE.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF ALL NOMINEES LISTED IN ITEM 1 ABOVE, FOR THE APPROVAL AND RATIFICATION OF THE INDEPENDENT AUDITORS NAMED IN ITEM 2 ABOVE AND IN THE PROXIES' DISCRETION ON MATTERS ARISING UNDER ITEM 3 ABOVE.

                                   Date:
                                        ---------------------------


                                   --------------------------------
                                   (Signature)


                                   --------------------------------
                                   (Signature)

     Please sign as name appears on stock certificate. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by authorized person. If a joint tenancy, please have both joint tenants sign.

                    MIMBRES VALLEY FARMERS ASSOCIATION, INC.
                                 811 S. Platinum
                            Deming, New Mexico 88030
                                 (505) 546-2769

                         ------------------------------
                                     NOTICE
                        of Annual Meeting of Shareholders
                         To Be Held on January 10, 2001
                         ------------------------------

To  the  Shareholders:

     The 2000 Annual Meeting of the Shareholder of Mimbres Valley Farmers Association, Inc., a New Mexico Corporation (the "Company"), will be held on
January 10, 2001 at 10 a.m. at 811 S. Platinum, Deming, New Mexico, for the following purposes:

     1)  To  elect  seven  (7)  Directors;

     2)  To  approve  Jones & Company as the Company's independent auditors; and

     3) To transact such other business as may properly come before the Annual Meeting or any adjournment thereof, including proposals to adjourn from time to time. Management is not currently aware of any other business to come before the Annual Meeting.

     Holders of Common Stock of record at the close of business on November 21, 2000 are entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof. Shares of Common Stock can be voted at the Annual Meeting only if the holder is present at the Annual Meeting in person or by valid proxy.

     The officers and directors of the Company cordially invite you to attend the Annual Meeting. Even if you plan to attend the Meeting in person, you are requested to complete, date and sign the enclosed form of proxy and return it promptly in the envelope provided so that your shares may be voted in accordance with your wishes. If you attend the meeting, you may vote your shares in person, even though you have previously signed and returned your proxy. Please direct your attention to the attached Proxy Statement.

                                   By Order of the Board of Directors
                                   Shelby  Phillips,  III,
                                   Chairman

Deming,  New  Mexico
December  18,  2000

Attachments:   (1)    Proxy  Statement
               (2)    Proxy
               (3)    Annual  Report  on  Form  10-KSB


            YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.
              PLEASE MARK, DATE, SIGN AND MAIL YOUR ENCLOSED PROXY
                  PROMPTLY.  TO HELP US UPDATE OUR INFORMATION,
                 WE NEED YOUR CURRENT ADDRESS AND PHONE NUMBER.